                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             Covalent Group, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                             COVALENT GROUP, INC.
                  One Glenhardie Corporate Center, Suite 100
                              1275 Drummers Lane
                               Wayne, PA  19087
                                 May 17, 1999


Dear Stockholder:

     Enclosed please find the following materials relating to Covalent Group, Inc.'s (the "Company") fiscal year ended December 31, 1998 as well as more current quarterly information:

        -  A copy of the Company's 1998 10-KSB Annual Report.

        -  The Notice of the Annual Stockholders' Meeting and Proxy Statement.

        - A copy of the Company's reported financial results for the quarter ended March 31, 1999.

     I would appreciate it if you would complete the enclosed proxy and return it in the enclosed envelope as soon as possible.


                                    Very truly yours,

                                    COVALENT GROUP, INC.



                                    /s/ Bruce LaMont
                                    ----------------
                                    Bruce LaMont, President and
                                    Chief Executive Officer

Enclosures

                             COVALENT GROUP, INC.
                  One Glenhardie Corporate Center, Suite 100
                              1275 Drummers Lane
                               Wayne, PA  19087

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 17, 1999

To the Stockholders of
Covalent Group, Inc.

The Annual Meeting of Stockholders (the "Meeting") of Covalent Group, Inc. (the "Company") will be held at the Marriott Hotel, 888 Chesterbrook Boulevard, Wayne, PA 19087 on June 17, 1999 at 2:30 p.m. to consider proposals:

     1. To elect five directors for the ensuing year;
     2. To ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 1999; and
     3. To transact any other business as may properly be brought before the Meeting.

Any action may be taken on the foregoing matters at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned.

The Board of Directors has fixed the close of business on May 3, 1999 as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Company's Common Stock at the close of business on that date will be entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

Your attention is directed to the accompanying Proxy Statement for the text of the resolutions to be proposed at the Meeting and further information regarding each proposal to be made. A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998 is enclosed herewith.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE ASKED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES.

                               By order of the Board of Directors



                               /s/ David Weitz
                               ----------------------
                               David Weitz, Secretary

May 17, 1999
Wayne, Pennsylvania

                             COVALENT GROUP, INC.
                  One Glenhardie Corporate Center, Suite 100
                              1275 Drummers Lane
                               Wayne, PA  19087
                           ________________________

                                PROXY STATEMENT
                           ________________________

Proxies, in the form enclosed with this Proxy Statement, are solicited by the Board of Directors of Covalent Group, Inc. (the "Company") for the Annual Meeting of Stockholders (the "Meeting") to be held on June 17, 1999 at 2:30 p.m. at the Marriott Hotel, 888 Chesterbrook Boulevard, Wayne, PA 19087 and any adjournments or postponements thereof.

Stockholders of record as of the close of business on May 3, 1999 (the "Record Date") will be entitled to vote at the Meeting and any adjournment thereof. As of the Record Date, 12,058,693 shares of Common Stock of the Company were outstanding and entitled to one vote each. Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder submitting a proxy has the right to revoke it at any time before it is exercised by another instrument or transmission revoking it or by filing a properly created proxy bearing a later date with the Secretary of the Company.

Shares represented by properly executed proxies for which no instructions are received will be voted for all the nominees identified below under "Proposal No. 1 - Election of Directors" and for the approval of accountants identified below under "Proposal No. 2 - Appointment of Accountants" The persons named as proxies are either officers or directors of the Company.

The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast on a particular matter to be acted upon at the Meeting, shall constitute a quorum for the purposes of consideration and action on such matter. Abstentions and broker non-votes are each included in the number of shares present at the Meeting for purposes of establishing a quorum. The affirmative vote of a plurality of the votes cast is required for the election of Directors. For all other proposals, the affirmative vote of the holders of a majority of shares of Common Stock
voted, in person or by proxy, at the Meeting is required.   If any other matter
should be presented at the Meeting upon which it is proper to take a vote, shares represented by all proxies received will be voted with respect thereto in accordance with the judgment of the persons named as proxies.

This Proxy Statement and the accompanying materials were first sent to the stockholders on May 17, 1999.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 29, 1999 certain information with regard to beneficial ownership of outstanding shares of the Company's Common Stock by (i) each person known by the Company to beneficially own five percent or more of the outstanding shares of the Company's Common Stock, (ii) each director and Named Executive Officer individually, and (iii) all executive officers and directors of the Company as a group:


Name and Address of                                        Percentage of
Beneficial Owner (1)                  Shares                Outstanding
-------------------------          ----------------       ---------------

Bruce LaMont                          6,030,800               50.26%
853 Appaloosa Drive
Collegeville, PA  19426

Kenneth M. Borow, M.D.
407 Wyntre Lea Drive                    289,200 (2)            2.36%
Bryn Mawr, PA  19010

David Weitz                             211,000                1.75%
704 Delaware Avenue
Lansdale, PA  19446

John J. Whittle                          45,558 (3)               *
960 James Street
Syracuse, NY  13201

William K. Robinson                      80,000 (4)               *
1501 Wilson Lane
West Chester, PA  19380

Ivan Rubin                               35,000 (5)               *
29 East 64th Street
New York, NY  10021

All Executive Officers                6,691,558 (6)           53.87%
and Directors as
a Group (six persons)

___________________
*  Less than 1% of the outstanding Common Stock.

(1) Unless otherwise noted, the Company believes that all persons have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
(2) Includes 217,000 shares of Common Stock underlying vested and currently exercisable stock options.
(3) Includes 30,000 shares of Common Stock underlying vested and currently exercisable stock options.
(4) Includes 80,000 shares of Common Stock underlying vested and currently exercisable stock options.
(5) Includes 20,000 shares of Common Stock underlying vested and currently exercisable stock options.
(6) Includes 347,000 shares of Common Stock underlying vested and currently exercisable stock options.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Five directors are to be elected at the Meeting, each to serve until the next annual meeting and until his or her successor shall have been elected and qualified. Each of the nominees named below is presently a member of the Board of Directors. In case any of the nominees should become unavailable for election, for any reason not presently known or contemplated, the persons named on the proxy card will have discretionary authority to vote pursuant to the proxy for a substitute.


NAME                                AGE            SINCE          PRINCIPAL OCCUPATION
----                                ---            -----          --------------------

Bruce LaMont                         47            1995      President, Chief Executive Officer of the
                                                             Company

Kenneth M. Borow, M.D.               51            1998      President, Clinical Research and Chief
                                                             Medical Officer of the Company

John J. Whittle                      63            1996      Chairman, President and Chief Executive
                                                             Officer of Farmers & Traders Life Insurance
                                                             Company

William K. Robinson                  59            1996      Chief Financial Officer of the Company

Ivan Rubin                           59            1997      Consultant

BRUCE LAMONT, President, Chief Executive Officer and Director of the Company. In 1993, Mr. LaMont founded Covalent Research Alliance Corp. He has over 15 years experience in the pharmaceutical industry. From 1980 to 1993, Mr. LaMont worked at Merck Research Laboratories, where he was the Medical Program Liaison of the Marketing and Clinical Development of Merck Human Health Division, where he designed, coordinated and managed clinical trials for NDA submission. He also coordinated projects with marketing, promotion, advertising, legal, manufacturing and regulatory departments to ensure proper achievement of study objectives and implemented clinical development database providing a liaison capacity between marketing and clinical research and development. Mr. LaMont received an Executive MBA and a Masters in Pharmaceutics from Temple University and also holds a B.S. in Biology from Villanova University. In addition, Mr. LaMont has extensive research experience in Gastroenterology, Drug Metabolism, Neurosurgery, Obstetrics and Gynecology. He has held research positions at both the University of Pennsylvania and the Medical College of Pennsylvania.

KENNETH M. BOROW, M.D., President, Clinical Research, Chief Medical Officer and Director, joined the Company in January 1997. For the previous four years, Dr. Borow was Senior Director, Medical Research Associates Department, Merck Research Laboratories where he directed clinical research operations for 163 different protocols, and developed a Merck-based contract group consisting of field monitors, data coordinators and statisticians. Previously, he was a Professor of Medicine and Pediatrics at the University of Chicago, and originator of a worldwide clinical research program in cardiac function which included investigative sites in the United States, United Kingdom, Norway, Israel and South Africa. Dr. Borow graduated from the Temple Medical School in 1974. Dr. Borow is a Harvard-trained Internist, Pediatrician, Adult Cardiologist and Pediatric Cardiologist.

JOHN J. WHITTLE, Director. Mr. Whittle is Chairman, President, and Chief Executive Officer of Farmers & Traders Life Insurance Company located in Syracuse, New York. Prior to joining Farmers & Traders in 1989, he held senior management positions with Mutual of New York and served on the Boards of several of their subsidiaries. Mr. Whittle received a Masters in Management from The American College and also holds a B.S. in Insurance from Pennsylvania State University. He is a Chartered Life Underwriter (CLU).

WILLIAM K. ROBINSON, Chief Financial Officer and Director, joined the Company in 1996. He has over 25 years of diverse healthcare management experience, both domestic and international, in large corporate and emerging company operations. From 1994 to June 1996 he was Vice President of Finance for Scott Specialty Gases, Inc., a manufacturer of calibration and medical gases. He was President and CEO of Tektagen, Inc., a biopharmaceutical testing laboratory from 1991 to 1994. Previously, he was employed by SmithKline Beckman for 17 years, where he held the top financial positions in the U.S. Pharmaceuticals, Clinical Laboratories and Animal Health Divisions.

IVAN RUBIN, Director. Mr. Rubin is President of Beta Associates, a health information consulting firm. From 1994 to April 1996, Mr. Rubin was a principal of Corporate Outsourcing Group, a health information consulting firm. From September 1993 to April 1994, Mr. Rubin was an independent business consultant. Prior thereto, Mr. Rubin held various positions at Merck & Co., the last being Vice President, Business Planning, Development and Research. Mr. Rubin holds a B.A. from the University of Buffalo and an M.B.A. from Hofstra University.

Committees of the Board
-----------------------

The Company has a Compensation Committee and an Audit Committee.

The Compensation Committee reviews and approves salaries for corporate officers and reviews, approves and administers the Company's stock option plans and grants thereunder. The Compensation Committee met once in 1998. The Compensation Committee is presently composed of two non-employee directors, John
J. Whittle and Ivan Rubin.

The Audit Committee recommends outside accountants, reviews the results and scope of the annual audit and the services provided by the Company's independent auditors and the recommendations of the auditors with respect to the accounting systems and controls. The Audit Committee met once in 1998. The Audit Committee is presently composed of two non-employee directors, John J. Whittle and Ivan Rubin. Representatives of the Company's independent auditing firm, Arthur Andersen LLP, met with Mr. Whittle on March 30, 1999 and reviewed their examination of the Company's financial statements for the year ended December 31, 1998.

The Board of Directors had six meetings during 1998. There was no director who, during the last full fiscal year, attended in person or by phone fewer than 75% of board or committee meetings while such person was a director.

Director's Remuneration
-----------------------

Directors receive no cash compensation for service as directors. Non-employee directors receive an initial option grant under the 1996 Stock Incentive Plan to purchase 10,000 shares of Common Stock upon becoming a director and an annual option grant on the date of the Company's annual meeting to purchase 10,000 shares of Common Stock. Both initial and annual options are exercisable after 12 months of continuous service as a director.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ENTIRE SLATE
                         OF NOMINEES IN PROPOSAL NO. 1

Executive Officers
------------------

Executive officers serve at the discretion of the Board and serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The current executive officers of the Company are as follows:


NAME                            AGE                   POSITION(S) HELD WITH COMPANY
----                          ---------  ----------------------------------------------------------
Bruce LaMont                         47  President, Chief Executive Officer, Director


Kenneth M. Borow, M.D.               51  President, Clinical Research, Chief Medical Officer,
                                         Director


David Weitz                          48  Vice President, Chief Information Officer, Secretary,
                                         Treasurer


William K. Robinson                  59  Chief Financial Officer, Director

DAVID WEITZ, Secretary and Treasurer. In January 1995, Mr. Weitz was appointed Chief Information Officer of Covalent Research Alliance Corp. He is responsible for planning, implementation, and use of Information Technologies. For the previous 12 years he was employed by Merck Research Laboratories as Manager of Technical Support and Training where he was responsible for planning, implementing and operating a computer technical support program and computer application training program for all divisional employees located at three geographical locations.

Section 16(A) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and reports of change of ownership with the Securities and Exchange Commission (the "SEC"). Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of copies of reports furnished to the Company during the fiscal year ended December 31, 1998, the following person filed the number of late reports or failed to file reports representing the number of transactions set forth after his name: John J. Whittle, two transactions.

                             EXECUTIVE COMPENSATION

The following table sets forth the total compensation paid by the Company to the Named Executive Officers for or with respect to their services during the year ended December 31, 1998. The Named Executive Officers include the Company Chief Executive Officer and four executive officers who were paid more than $100,000 in 1998.


                           Summary Compensation Table

                                                                   Annual                       Long Term
                                                                Compensation                   Compensation
                                                      --------------------------------         ------------
                                                                                                Securities
                                                                                                Underlying           Other Annual
Name and Principal Position              Year            Salary              Bonus                Options            Compensation
---------------------------            --------       ------------       -------------         ------------          ------------
Bruce LaMont                               1998           $250,000                -                    -                     8517(6)
President and Chief Executive              1997            250,000             $30,000                 -                     8197(6)
Officer                                    1996            210,000                -                    -                     7248(6)


Kenneth M. Borow, M.D.                     1998            225,000                -                 500,000(2)                 -
President, Clinical Research               1997            219,000              15,000              250,000(2)                 -
and Chief Medical Officer(1)               1996               -                                     250,000(2)                 -


David Shapiro, MBChB,                      1998            262,500              25,000                 -                       -
MRCP, MFPM                                 1997             18,750                -                 300,000(4)                 -
President, Health
Management Division(3)

David Weitz                                1998            115,000                -                     -                    1184(7)
Secretary, Treasurer and Chief             1997            115,000              10,000                  -                    1184(7)
Information Officer                        1996             85,000              10,000                  -                    1184(7)


William K. Robinson                        1998            121,000                -                     -                      -
Chief Financial Officer (5)                1997            121,000                -                   60,000                   -
                                           1996             59,160                -                   20,000                   -


(1) Dr. Borow was not an employee of the Company prior to 1997.
(2) Dr. Borow was granted 250,000 stock options in 1996 as part of acceptance of an employment offer and 250,000 stock options in 1997. On August 6, 1998, all options granted to Dr. Borow were canceled and 500,000 new options were issued at the closing market price of the Company's stock as of that date.
(3) Dr. Shapiro was not an employee of the Company prior to December 1997.
(4) Dr. Shapiro resigned from the Company on September 30, 1998, and 300,000 outstanding stock options were canceled on December 30, 1998.
(5) Mr. Robinson was not an employee of the Company prior to June 1996.
(6) Company contribution to additional life and disability insurance.
(7) Company contribution to additional life insurance.

All executive officers of the Company are full-time employees of the Company. There are no written employment agreements.

The following table sets forth certain information concerning grants of stock options made during the year ended December 31, 1998 to the Named Executive Officers.

                    Options Granted in the Last Fiscal Year



                                      Number of              % of Total
                                      Securities               Options
                                      Underlying             Granted to
                                       Options              Employees in          Exercise Price           Expiration
            Name                       Granted (1)           Fiscal Year            ($/share)                 Date
--------------------------------------------------------------------------------------------------------------------------
Kenneth M. Borow, M.D.                      500,000              45                  $.6875                 09/03/02


(1) The 1996 Stock Incentive Plan is administered by the Board of Directors through the Compensation Committee. The exercise price per share of options granted equals the fair market value per share of the Company's Common Stock on the date of the grant, and the options are exercisable over a period of five years from the date of grant. All options expire ninety days after termination of employment unless employment is terminated because of death or disability, in which case the options terminate in one year.

                             Stock Option Repricing

At the Annual Meeting of Stockholders on May 21, 1998, stockholders approved a proposal adopted by the Board of Directors authorizing the repricing of 1,199,000 stock options to the fair market value at the time of the repricing. The repricing plan provided that (i) new options would be priced at the closing price of the Company's stock on May 21, 1998 which was $1.938 per share and (ii) the new options would have vesting terms and all other terms identical to the outstanding options that they were intended to replace. The following table lists Named Executive Officers with shares underlying options that were repriced, the exercise price of such options and the length of the original option term remaining at the date of repricing:



                                     Securities                                                             Length Of
                                     Underlying               Original                                     Option Term
                                      Number Of           Exercise Price At             New                Remaining At
                                       Options                Time Of                 Exercise               Date Of
            Name                      Repriced               Repricing                  Price               Repricing
----------------------------         ---------            ----------------          -----------          ----------------
Kenneth M. Borow, M.D.                250,000                    $3.875                $1.938                3.3 years
                                      250,000                     4.125                 1.938                4.4
William K. Robinson                    20,000                     5.375                 1.938                3.2
                                       10,000                     4.000                 1.938                4.1
                                       50,000                     4.156                 1.938                4.7

The repricing plan was implemented to realign the value of the previously granted options, upon exercisability, with the market value of the Company's Common Stock at the time of repricing. The expectation is that the opportunity to earn compensation based on appreciation of the Company's Common Stock from the repriced level will motivate employees to achieve superior results over the long term, encourage key employees to remain with the Company and compensate employees for work and economic sacrifices made.

The table below sets forth certain information regarding the number and value of unexercised options held by Named Executive Officers of the Company as of December 31, 1998. Mr. LaMont does not hold any options.

                                              Aggregated Fiscal Year-End Option Values

                                                            Securities Underlying Options at      Value of In-the-Money Options at
                                 Shares                             December 31, 1998                   December 31, 1998 (2)
                                Acquired        Value       --------------------------------      ---------------------------------
Name                           on Exercise    Realized (1)    Exercisable       Unexercisable       Exercisable       Unexercisable
----                           -----------    ------------ -----------------  -----------------  -----------------    -------------
Kenneth M. Borow, M.D.               -            -             217,000            283,000           $386,260          $503,740

William K. Robinson                  -            -              80,000               -                42,400              -

David Weitz                       210,000     $512,138             -                  -                  -                 -



(1) Equals the difference between exercise price and average high and low market price of the underlying Common Stock on the exercise date.
(2) Based on the closing price of the Common Stock on the Nasdaq SmallCap Market on that date, $2.468, net of the exercise price.

                  PROPOSAL NO. 2 - APPOINTMENT OF ACCOUNTANTS

Subject to stockholder ratification, the Board of Directors intends to appoint Arthur Andersen LLP as its independent auditors for the year ending December 31, 1999. One or more members of Arthur Andersen LLP are expected to be present at the Meeting, and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2

Stockholder Proposals for 2000 Annual Meeting
---------------------------------------------

Any stockholder proposal intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received by the Company at its office in Wayne, Pennsylvania on or before January 17, 2000 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

With respect to stockholder proposals not included in the Company's proxy statement, the Company may utilize discretionary authority conferred by proxy in voting on any such proposals if the stockholder does not give the Company notice of such matter by April 2, 2000.

Expenses of Solicitation
------------------------

The cost of preparing, assembling, mailing and soliciting the proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by regular employees of the Company, either personally or by telephone, telegram or facsimile. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.

Other Matters
-------------

The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters come before the Meeting, the persons named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. In voting by proxy in regard to the election of five Directors to serve until the 2000 Annual Meeting of Stockholders, stockholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to other items to be voted upon, stockholders may vote in favor of the item or against the item or may abstain from voting. Stockholders should specify their choices on the enclosed proxy card. If no specific instructions are given with respect to the matters to be acted upon, and the proxy is returned properly executed then the shares represented by the proxy will be voted FOR the election of all directors, and FOR all other proposals contained herein.

PLEASE DATE AND SIGN THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES.

                                             COVALENT GROUP, INC.


                                             By:/s/ David Weitz
                                                ---------------------
                                                David Weitz
                                                Secretary

PROXY CARD  --   COVALENT GROUP, INC. 1999 ANNUAL MEETING

[X] Please mark your votes as in this example.

1.  Election of Directors:
                                       FOR              WITHHELD
    Bruce LaMont                      [   ]              [    ]
    Kenneth M. Borow, M.D.            [   ]              [    ]
    William K. Robinson               [   ]              [    ]
    Ivan Rubin                        [   ]              [    ]
    John J. Whittle                   [   ]              [    ]

[ ] FOR all nominees listed except as marked to the contrary below:

-----------------------------

-----------------------------

[  ] WITHHOLD all nominees.

                                                    FOR   AGAINST  ABSTAIN
2. Proposal to ratify the selection of
Arthur Andersen LLP to serve as the Company's
independent accountants for the fiscal year ending
December 31, 1999.                                 [    ] [    ]    [    ]

The proxies will vote in their discretion upon such other bus iness as may properly come before the Annual Meeting or any postponement or adjournment thereof.

YOUR PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. YOUR PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, YOUR PROXY WILL BE VOTED FOR
THE FIVE NOMINEES FOR ELECTION AS DIRECTORS AND  FOR PROPOSAL 2.   STOCKHOLDERS
ARE URGED TO DATE, MARK, SIGN AND RETURN THE PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.


SIGNATURE_________________________________  DATE_________________
            (Signature of Stockholder)


SIGNATURE_________________________________  DATE_________________
            (Signature of Stockholder)

Note: Please sign exactly as your name appears on stock certificate (as indicated hereon).